Annual Shareholders Meeting | May 1, 2018


MOMENTUM
PRIORITIES
MILESTONES

Hurricanes Harvey and Irma Video

Introductory comments

Joel R. Zullinger

Chairman of The Board

Call to Order

Joel R. Zullinger

Chairman of The Board

Forward-Looking Statements

Certain statements we may make today may constitute "forward looking statements" under the Private Securities Litigation Reform Act of 1995. Orrstown Financial' s actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which Orrstown Financial conducts its operations, fluctuations in interest rates, credit quality, government regulation and other risks and uncertainties, including those described in the Company's filings with the Securities and Exchange Commission. The statements we make today are valid only as of today's date and we disclaim any obligation to update this information.

Conduct Meeting Business

Joel R. Zullinger

Chairman of The Board

Rules of Conduct

- In the interest of an orderly Meeting of the Shareholders of Orrstown Financial Services, Inc. (the "Company"), we ask you to honor the following rules of procedure:
- Shareholders should not address the Meeting until recognized by the Chairman of the Meeting. Upon recognition by the Chairman, the shareholder will have the floor. Speakers should then state their name and status as a shareholder. We ask that shareholders approach the microphone at the front of the theater.
- The business of the Meeting will be taken up as set forth in the Agenda. When an item on the Agenda is before the Meeting for consideration, questions and comments should be confined solely to that item.
- Questions or comments not related to an Agenda item will not be entertained at the Meeting. If there are any matters of individual concern to a shareholder, they should be raised after the Meeting with representatives of the Company.
- Shareholders should confine comments to one subject at a time in order to give other shareholders an opportunity to speak on that subject. Please permit the speaker to conclude his or her remarks without interruption.
- A shareholder will be permitted up to two minutes to address the Meeting when recognized by the Chairman.
- Derogatory references to personalities or comments that are otherwise in bad taste or any outbursts of demonstration will not be permitted and will be a basis for removal from the Meeting.
- No cameras or other recording devices will be permitted at the Meeting. All cell phones, pagers and other electronic communication devices must be turned off.

Rules of Conduct (continued)

- The views, constructive comments and criticisms from shareholders are welcome, but the purpose of the Meeting will be observed. The Chairman will stop discussions that are:
  - Irrelevant to the matter under consideration,
  - Proposals related to the conduct of the Company's ordinary business operations,
  - Derogatory or inflammatory,
  - Related to customers of Orrstown Bank, or
  - In substance repetitious statements made by other persons.

Conduct Meeting Business

Joel R. Zullinger

Chairman of The Board

Agenda

• Conduct Meeting Business	Joel Zullinger, Chairman of the Board
• Management Reports	
• Thomas R. Quinn, Jr., President & CEO	Recap of 2017 Achievements
• David P. Boyle, EVP/Chief Financial Officer	Financial Review
• Thomas R. Quinn, Jr., President & CEO	2018 Strategic Priorities
• Questions from our Shareholders	Joel Zullinger, Chairman of the Board
• Conduct Meeting Business	Joel Zullinger, Chairman of the Board
• Adjournment	Joel Zullinger, Chairman of the Board

Conduct Meeting Business

Joel R. Zullinger

Chairman of The Board

Management Report

Thomas R. Quinn, Jr.

President & CEO

Experienced Leadership Team

Name/Title	Banking Experience	Joined ORRF	Experience / Disciplines	Prior Experience
Thomas R. Quinn, Jr. *President & CEO*	28 years	2009	CEO | Strategy | Sales | Executive	Citi, Fifth Third
David P. Boyle *EVP/Chief Financial Officer*	27 years	2012	Finance | Treasury | Strategy | Executive	PNC/Natl. City, Wayne Bancorp
Barbara E. Brobst *EVP/Chief Human Resources Officer*	36 years	1997	HR | Training | Trust | Executive	Financial Trust
Robert G. Coradi *EVP/Chief Risk Officer*	30 years	2012	Credit | Operations | Executive	Susquehanna
Philip E. Fague *EVP/Trust and Wealth Management*	30 years	1988	Mortgage | Trust | Lending | Executive	Orrstown Bank
Jeffrey S. Gayman EVP/Market President	22 years	1996	Lending | Retail | Executive	Orrstown Bank
David T. Hornberger EVP/Market President	32 years	2016	Lending | Executive	Susquehanna, Graystone/Tower
Adam L. Metz *EVP/Chief Lending Officer*	23 years	2016	Lending | Executive	Metro, M&T
Andrew K. Linn *SVP/Chief Corporate Technology Officer*	14 years	2014	Technology | Operations | Executive	JPM/Chase
Luke Bernstein *SVP/OFA Director, Corp. Comm. Officer*	5 years	2017	Communications | Executive	PBA / Office of Governor of PA

Summary of 2017 Achievements

Our focus as described at last year's Annual Shareholders Meeting:

- Continue to take advantage of market dislocation
- Continue to leverage the balance sheet and improve earnings and dividends through loan, deposit and fee income growth
- Continue to use technology to attract and retain customers
- Continue to focus on enterprise risk management
- Allow our investments in people, processes, technology and new markets to mature

MOMENTUM PRIORITIES MILESTONES

Continue to Take Advantage of Market Dislocation

- Hired new lender in Lancaster, opened two new branches, hired two new OFA employees, and one new Wheatland Advisors team member

- Hired two new lenders in York and opened LPO in April of 2018

- Hired new lender in Chambersburg

Continue to Take Advantage of Market Dislocation

- Each and every one of our investments has exceeded our internal projections:
  - 14.3% loan growth--solid gains throughout the region and diversified growth by loan type
  - 5.8% deposit growth--strong retail and cash management results
  - 4.8% noninterest income growth with all units contributing:
    - Orrstown Financial Advisors
    - Wheatland
    - Cash Management
    - Mortgage business
- Solid new branch growth

Continue to Take Advantage of Market Dislocation: New Branch Results

MANHEIM PIKE (OPENED 4/2017)



$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0

CORE DEPOSITS



$1,500,000
$1,000,000
$500,000
$0

CONSUMER LOAN GROWTH

- **462% of core deposit goal**
- **$23.1 million in core deposits and 369 new accounts in less than 9 months**
- **170% of consumer loan growth goal**
- **$1.2 million in new consumer loans**

NEW HOLLAND (OPENED 8/2017)



$6,000,000
$4,000,000
$2,000,000
$0

CORE DEPOSITS



$250,000
$200,000
$150,000
$100,000
$50,000
$0

CONSUMER LOAN GROWTH

- **572% of core deposit goal**
- **$5.7 million in core deposits and 129 new accounts first three months**
- **131% of consumer loan growth goal**

HBG. REG. OFC. (OPENED 10/2016)



$15,000,000
$10,000,000
$5,000,000
$0

CORE DEPOSITS



$3,000,000
$2,000,000
$1,000,000
$0

CONSUMER LOAN GROWTH

- **2750% of core deposit goal**
- **$13.7 million in core deposits and 295 new accounts in first 14 months**
- **515% of consumer loan growth goal**
- **$2.6 million in new consumer loans**

Core deposits= total deposits less public funds and brokered deposits; data as of 12/31/2017
Orange line represents actual results, green ball represents goal

Improve Earnings Through Loan, Deposit and Fee Income Growth

For the year ended: (Dollars in 000s)	2015	2016	2017	% Change (2016 to 2017)
Year-end Information				
Assets	$1,292,816	$1,414,504	**$1,558,849**	**10.2%**
Loans	781,713	883,391	**1,010,012**	**14.3%**
Deposits	1,032,167	1,152,452	**1,219,515**	**5.8%**
Total Shareholders' Equity	133,061	134,859	**144,765**	**7.4%**
Assets Under Management (mkt. value)	966,362	1,174,143	**1,370,950**	**16.8%**
Summary of Operations				
Net Interest Income	34,334	36,545	**43,371**	**18.7%**
Noninterest Income	17,254	18,319	**19,197**	**4.8%**
Noninterest Expense	44,607	48,140	**50,330**	**4.6%**
Net Income	7,874	6,628	**8,090**	**22.1%**
Return on Average Equity	5.99%	4.80%	**5.73%**	
Return on Average Assets	0.64%	0.50%	**0.54%**	
Asset Quality Ratios				
Total Nonperforming Assets to Assets	1.34%	0.52%	**0.69%**	
Allowance for Loan Losses to Total Loans	1.74%	1.45%	**1.27%**	

Use Technology to Attract and Retain Customers

- 13,862 current mobile banking customers
- 165% increase since 2014
- 5,528 customers enrolled in online bill pay
- 50% increase since 2014





- 8,481 mobile deposits in first quarter 2018
- 91% increase since 2014

- $17 million of mortgage applications originated online in 2017
- Piloting In-Lobby-Teller system with Diebold (first in region)



Continue to Focus on Enterprise Risk Management



- Significant investments in technology over past 4 years
- Recognized community bank leader in cybersecurity preparedness
- Solid asset quality metrics*
  - NPAs / Assets of 0.69%
  - Nonaccrual Loans / Loans of 0.97%

*At December 31, 2017

Allow Our Investments in People, Processes, Technology and New Markets to Mature

- **People**: customer-facing hires over past several years are contributing to our growth
- **Processes**: We have built a solid foundation that is scalable
- **Technology**:
  - leveraging our data to grow through total relationship banking
  - ensuring cyber security preparedness
  - using mobile platforms, technology enabled branches, and ILT's to address changing banking habits
- **New Markets**:
  - Lancaster County has exceeded results and strong growth of initial branches has afforded us the opportunity to open 4 more in 2018
  - looking to grow in other key markets in 2018 and beyond

Dividend Growth Trend



FIVE INCREASES SINCE 2015
86% INCREASE
$0.13
$0.12
$0.11
$0.10
$0.09
$0.08
$0.07
$0.06
$0.13
MAY 2ND
2015
2016
2017
2018

Management Report

David P. Boyle

Chief Financial Officer

Improve Earnings Through Loan, Deposit and Fee Income Growth

For the year ended: (Dollars in 000s)	2015	2016	2017	% Change (2016 to 2017)
Year-end Information				
Assets	$1,292,816	$1,414,504	**$1,558,849**	**10.2%**
Loans	781,713	883,391	**1,010,012**	**14.3%**
Deposits	1,032,167	1,152,452	**1,219,515**	**5.8%**
Total Shareholders' Equity	133,061	134,859	**144,765**	**7.4%**
Assets Under Management (mkt. value)	966,362	1,174,143	**1,370,950**	**16.8%**
Summary of Operations				
Net Interest Income	34,334	36,545	**43,371**	**18.7%**
Noninterest Income	17,254	18,319	**19,197**	**4.8%**
Noninterest Expense	44,607	48,140	**50,330**	**4.6%**
Net Income	7,874	6,628	**8,090**	**22.1%**
Return on Average Equity	5.99%	4.80%	**5.73%**	
Return on Average Assets	0.64%	0.50%	**0.54%**	
Asset Quality Ratios				
Total Nonperforming Assets to Assets	1.34%	0.52%	**0.69%**	
Allowance for Loan Losses to Total Loans	1.74%	1.45%	**1.27%**	

Assets, Loans and Deposits: 5 Year Trend


$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
(000's)
$1,177,812
$1,190,443
$1,292,816
$1,414,504
$1,558,849
$1,000,390
$949,704
$1,032,167
$1,152,452
$1,219,515
$671,037
$704,946
$781,713
$883,391
$1,010,012
2013 FY
2014 FY
2015 FY
2016 FY
2017 FY
Total Assets
Gross Loans
Total Deposits

Assets, Loans and Deposits: 5 Quarter Trend


$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
(000's)
$1,453,946
$1,474,930
$1,533,586
$1,558,849
$1,635,906
$1,183,876
$1,195,936
$1,216,727
$1,219,515
$1,299,514
$901,331
$934,382
$981,220
$1,010,012
$1,044,114
2017 FQ1
2017 FQ2
2017 FQ3
2017 FQ4
2018 FQ1
Total Assets
Gross Loans
Total Deposits

Net Income: 5 Year Trend



Net Income
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
(000's)
$10,004
$29,142
$7,874
$6,628
$8,090
2013
2014
2015
2016
2017

Net Income: 5 Quarter Trend



Net Income
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
($000's)
$2,002
$3,308
$2,774
$6
$3,625
2017 FQ1
2017 FQ2
2017 FQ3
2017 FQ4
2018 FQ1

Operating Performance Highlights



GROSS LOANS[1]
+11.0% CAGR
$671
$1,044
12/31/2013
03/31/2018



CORE DEPOSITS[1]
+8.3% CAGR
$866
$1,214
12/31/2013
03/31/2018



ASSETS UNDER MANAGEMENT[1]
+5.7% CAGR
$1,085
$1,373
12/31/2013
03/31/2018



PTPP INCOME / AVG ASSETS
+53 bps
0.57%
1.10%
12/31/2013
03/31/2018
(Annualized)



EFFICIENCY RATIO
-1000 bps
87.1%
77.1%
12/31/2013
03/31/2018

1 ($000,000's)

Earnings Per Share: 5 Year Trend



Diluted Earnings Per Share
$4.00
$3.00
$2.00
$1.00
$0.00
$1.24
$3.59
$0.97
$0.81
$0.98
2013 FY
2014 FY
2015 FY
2016 FY
2017 FY

Earnings Per Share: 5 Quarter Trend



Diluted Earnings Per Share
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.24
$0.40
$0.34
$0.00
$0.44
2017 FQ1
2017 FQ2
2017 FQ3
2017 FQ4
2018 FQ1

Noninterest Income & Noninterest Expenses: 5 Quarter Trend



$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
($000's)
$4,335
$5,623
$5,256
$5,173
$5,702
2017 FQ1
2017 FQ2
2017 FQ3
2017 FQ4
2018 FQ1
Noninterest Income (includes realized gains on securities)



$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
($000's)
$12,146
$12,417
$13,087
$12,680
$13,069
2017 FQ1
2017 FQ2
2017 FQ3
2017 FQ4
2018 FQ1
Noninterest Expenses

Core Deposits / Total Deposits: 5 Year Trend



$1,250,000
$1,200,000
$1,150,000
$1,100,000
$1,050,000
$1,000,000
$950,000
$900,000
$850,000
$800,000
($000's)
$1,000,390
$949,704
$1,032,167
$1,152,452
$1,219,515
$865,818
$834,536
$912,463
$1,047,989
$1,147,560
2013 FY
2014 FY
2015 FY
2016 FY
2017 FY
Total Deposits
Core Deposits



Core Deposits/Total Deposits (%)
96.00
94.00
92.00
90.00
88.00
86.00
84.00
82.00
86.5
87.9
88.4
90.9
94.1
2013 FY
2014 FY
2015 FY
2016 FY
2017 FY

Data Source: Public Data (SNL); SNL defines Core Deposits as Total Deposits less Jumbo CD Deposits

Regulatory Capital Ratios


18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.5%
9.8%
9.3%
8.9%
15.6%
14.6%
13.3%
12.1%
16.8%
15.8%
14.6%
13.3%
Tier 1 Leverage
Tier 1 Risk Based
Total Risk Based
2014
2015
2016
2017

5-Year Stock Performance and Total Return



100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
(20.0)%
Apr-13
Apr-14
Apr-15
Apr-16
Apr-17
Apr-18
4/25/2018
$26.40
82.2%
71.8%
ORRF Stock Appreciation
ORRF Total Return

Data source: SNL; share price of 26.40 on 4/25/18

12 Month Stock Performance vs. S&P 500 Banks



30
20
10
0
-10
May '17
Jul '17
Sep '17
Nov '17
Jan '18
Mar '18

Orrstown (yellow line): 12 month total return of 22.32%
S&P 500 Banks (red line): 12 month total return of 19.33%

Source SNL: Data from April 27, 2017 to April 27, 2018

Management Report

Thomas R. Quinn, Jr.

President & CEO

Strategic Focus 2018: 7 Key Goals



1
2
3
4
5
6
7
Schuylkill
Mifflin
Juniata
NEWPORT
DUNCANNON
Berks County
LEBANON
Lebanon County
WYOMISSING
CAMP HILL
HARRISBURG
Huntingdon
CARLISLE
MECHANICSBURG
SPRING RUN
ORRSTOWN
SHIPPENSBURG
NEW HOLLAND
YORK
CHAMBERSBURG
Lancaster County
Chester
Fulton
York County
Franklin County
GREENCASTLE
MARYLAND
Washington
HAGERSTOWN

Strategic Focus 2018: 7 Key Goals

1

Support Commercial Loan Growth with Deposit Growth

$400 million in retail deposit growth to fund lending expansion (organic branch expansion)

- Lancaster County: Four new branches to open in 2018
- Dauphin County: Currently reviewing site options
- Berks County: Currently reviewing site options
- York County: Opened LPO in April

2

Diversify Revenue Sources

Continue to grow noninterest income

Key focus on:

- Orrstown Financial Advisors / Wheatland Advisors
- Mortgage Business
- Cash Management

Strategic Focus 2018: 7 Key Goals

3

Technology and Operations Strategies

Technology: Maintain our advantage and prioritize key initiatives in 2018:

- New teller platform for fast and efficient account opening
- OFA / Wheatland platform

Operations: Leverage and streamline for maximum efficiency and to ensure we are ready for growth into a larger and more complex organization

4

Learning & Development (Orrstown University)

Develop Orrstown University to provide educational programs and support for the bank of the future

Strategic Focus 2018: 7 Key Goals

5

Enhance and leverage our Brand

Enhance our brand to leverage our capabilities and key differentiators. 2018 priorities include:

- Marketing of our trust and wealth management capabilities
- More emphasis on social media
- Begin branch refresh (consistent signage, color schemes, look and feel)

6

Additional and Enhanced Lending Programs

Diversify revenue streams to meet customer needs and reduce reliance on margin income

- 2018 Focus on SBA Lending
- Will continue to evaluate other lending business lines throughout planning horizon such as Agricultural Lending, Leasing, etc.

7

Merger & Acquisition Strategy

M&A expertise and execution to complement organic growth

Strategic Focus 2018: 7 Key Goals



1
2
3
4
5
6
7
ENHANCE SHAREHOLDER VALUE
Mifflin
Juniata
Huntingdon
SPRING RUN
ORRSTOWN
SHIPPENSBURG
CHAMBERSBURG
Franklin County
GREENCASTLE
Washington
HAGERSTOWN
Adams
LEBANON
Lebanon County
Berks County
WYOMISSING
NEW HOLLAND
LANCASTER
Lancaster County
Chester

- 71.8% stock appreciation over last five years
- Total return of 82.2% over last five years

Data source: SNL; share price of 26.40 on 4/25/18

Questions From Shareholders

Joel R. Zullinger

Chairman of The Board

Conduct Meeting Business

Joel R. Zullinger

Chairman of The Board

Adjournment

Joel R. Zullinger

Chairman of The Board

Annual Shareholders Meeting | May 1, 2018


MOMENTUM
PRIORITIES
MILESTONES